Note 12 – Subsequent Events (Details Narrative)	Apr. 22, 2022
Cardio Diagnostics [Member]
Subsequent Event, Description	On April 22, 2022 the Company Amended its Certificate of Incorporation increasing the total number of shares of stock which the Company shall have authority to issue from two million three hundred thousand (2,300,000) shares of Common Stock with a par value of $0.0001 to ten million (10,000,000) shares of Common Stock with a par value of $0.0001.